UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   January , 2004

                              CASH NOW CORPORATION
        -----------------------------------------------------------------



Nevada                        000-32781                N/A
-------------------      ----------------        ------------------------
State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


110 East Broward Blvd. Suite 1700
Ft Lauderdale, FL                                  33301
-----------------------                    -------------------
(Address of principal                           (Zip/Postal Code)
  executive offices

Registrant's telephone number:     1-888-224-9641


          B.Com, Inc., 60 West Wilmot Unit 11, Richmond Hill, Ontario L4B 1M6
        -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

Item 9.01  Exhibits

99            News Release - Market Recognizing Value



                                    SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                          CASH NOW CORPORATION

Date:    January 28, 2005               By: /s/ Andrea Zecevic
                                        ----------------------
                                        Andrea Zecevic, President

Exhibit 99.1


Market Recognizing Value of Cash Now's FDIC Banking Services
Thursday January 13, 9:30 am ET

FT. LAUDERDALE, Fla.--(BUSINESS WIRE)--Jan. 13, 2005--Cash Now Corporation's (OTC:CHNW - News) FDIC banking services, which enable payday loan businesses to expand their customer base and revenues while reducing risks, are generating "significant" interest in the marketplace, company officials say.

"We're gratified to be able to report a significant uptick in interest," said Andrea Zecevic, Cash Now's president. "It's all taking root."

Cash Now's FDIC bank affiliation program gives payday lending companies the ability to operate under an FDIC bank charter, equipping them with significant advantages over their competition. For example, many payday lending companies decline to risk lending money to potential customers who lack bank accounts. But those with an FDIC bank charter can open a bank account for that customer, making the transaction safer and exposing the business to many more potential customers. Additionally, some states require a bank charter when conducting face-to-face loans.

Companies that lend money on a face-to-face basis under an FDIC bank charter are lending the bank's money, not their own capital. This virtually eliminates risk, since the bank is solely responsible for collecting its money. Additionally, an FDIC bank charter provides instant credibility.

CASH NOW BACKGROUND

Cash Now Corporation (OTC:CHNW - News), a pioneer in the payday loan industry, is developing the most comprehensive menu of services in the cash advance industry, all centered on the Cash Now brand. The company's proven business model includes licensing to corporately operated and joint venture locations across the U.S. and Canada. Additionally, Cash Now's Web site is the most advanced payday lending portal, offering key insight clients and potential clients alike.

Cash Now offers a payday loan license program, Payday Express; and a payday loan and check cashing license known as Check Express. Profit Guide magazine recently ranked the Cash Now Group 10th in its list of the 50 fastest growing and most promising emerging companies.

Information in this press release contains "forward-looking statements." Statements describing objectives or goals or the Company's future plans are also forward-looking statements and are subject to risks and uncertainties, including the financial performance of the Company and market valuations of its stock, which could cause actual results to differ materially from those anticipated. Forward-looking statements in this news release are made pursuant to the "Safe Harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, risks relating to the ability to close transactions being contemplated, risks related to sales, continued acceptance of Cash Now's products, increased levels of competition, technological changes, dependence on intellectual property rights and other risks detailed from time to time in Cash Now's periodic reports filed with the United States Securities and Exchange Commission and other regulatory authorities.

For more information about CASH NOW CORPORATION and opportunities associated with owning your own Cash Now location: www.cashnow.com.

[GRAPHIC OMITTED]
Contact:
     Cash Now Corporation
     Andrea Zecevic, 1-866-778-2996 (toll free) a.zecevic@cashnow.com www.cashnow.com